UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2004

ZAMBA CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

41-1636021

(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

0-22718

(Commission File No.)

3033 Excelsior Blvd., Suite 200, Minneapolis, Minnesota 55416

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: (952) 832-9800

Item 5.    Other Events and Regulation FD Disclosure.

On August 10, 2004, a revised press release was issued related to the acquisition of all of the issued and outstanding common stock of Zamba Corporation, a Delaware corporation (“Zamba”), by Technology Solutions Company, a Delaware corporation (“TSC”), and its wholly owned subsidiary, Z Acquisition Corp., a Delaware corporation (“ZAC”).  This acquisition was announced by Registrant’s Current Report on Form 8-K filed on August 9, 2004.

The revised press release is attached as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

99.1         Press Release dated August 10, 2004. *

*  Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2004	ZAMBA CORPORATION

	By	/s/ Ian Nemerov
Ian Nemerov
Secretary and General Counsel

EXHIBIT INDEX

EXHIBIT	DESCRIPTION OF EXHIBIT

99.1	Press Release dated August 10, 2004.